                                      LOGO

                           LONGLEAF PARTNERS FUNDS SM

                               SEMI-ANNUAL REPORT
                                at June 30, 2001

                                 PARTNERS FUND

                               INTERNATIONAL FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    1

Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    5
  Performance History* and Portfolio Summary...............    7
  Portfolio of Investments.................................    8

Longleaf Partners International Fund (International Fund)
  Management Discussion....................................   10
  Performance History* and Portfolio Summary...............   12
  Portfolio of Investments.................................   14

Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion....................................   17
  Performance History* and Portfolio Summary...............   19
  Portfolio of Investments.................................   20

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   23
  Performance History* and Portfolio Summary...............   25
  Portfolio of Investments.................................   26

Financial Statements and Footnotes.........................   28
Financial Highlights.......................................   42
Service Directory..........................................   44
Trustees and Service Providers.............................   45

* Average annual returns for all Funds and all indices except the Value-Line Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Your managers and co-investors at Southeastern Asset Management, Inc. are pleased to report that each of the four Longleaf Partners Funds delivered exceptionally strong absolute and relative performance for the quarter, six months, and year ended June 30, 2001. The table below summarizes your recent results.

                            RETURNS THROUGH 6/30/01

                                     THREE        SIX        TWELVE
                                     MONTHS      MONTHS      MONTHS
                                     ------      ------      ------
PARTNERS FUND......................   11.3%       10.9%       30.4%
S&P 500............................    5.8        (6.7)      (14.9)

INTERNATIONAL FUND.................    6.0        15.7        29.6
EAFE...............................   (1.7)      (15.5)      (24.9)

REALTY FUND........................   14.6        15.6        26.4
Wilshire RE Securities.............   10.9         9.8        24.6

SMALL-CAP FUND.....................    9.2         9.6        21.8
Russell 2000.......................   14.4         7.0         0.7

For those who had equal amounts invested in the four Funds, the Longleaf family earned an average annual return of 27.0% over the last year, more than doubling our long-term baseline objective of inflation plus 10%. Our partners gained significant economic advantage as most other U.S. and international equity owners experienced erosion in their portfolios. We are grateful that the decline in the world's major market indices did not affect Longleaf shareholders.

Immediate Past Unlikely to be Prologue
This is the 57th consecutive quarterly letter we have written to our partners and the returns included in this report are some of the best we have produced. We have cautioned shareholders many times not to expect future performance to equal our past results. We do so again with greater emphasis because:

- Equity markets are NOT cheap and most superior businesses are richly priced.

- The price-to-value ratios for Longleaf's four Funds have risen close to their historic averages.

- Our analysts are having difficulty finding qualifying investments.

- Cash reserves at the Funds are building primarily from the sale of fully valued holdings and from positive cash flows.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

- Individual security selection is paramount - we do not anticipate bull market tailwinds in the foreseeable years.

Long-Term Partners Likely to be Successful
Against the above overview we want you to know:

- Southeastern Asset Management's research talent and efforts have never been stronger.

- No mutual fund management team is more dedicated and properly incented than Longleaf's. We are the Funds' largest shareholder group and we will continue to increase our stake.

- We will act opportunistically in our global search for competitively entrenched, growing businesses when we can purchase such companies at the required discount from our appraisals.

- We realize holding Treasury Bills will not meet our long-term absolute return objective.

- If we exercise patience, wonderful individual investment opportunities will "show up"; we plan to capture our fair share.

- Our recent success has included several disappointments. We intend to learn from these and further improve the execution of our disciplines.

Upcoming Shareholder Meeting
All Fund shareholders will soon receive a proxy to elect the Funds' trustees and approve several pre-existing relationships. This slate of trustees will give Longleaf five outside or "independent" directors and three board members who are affiliated with Southeastern or the Funds. The proxy also asks for approval of PricewaterhouseCoopers LLP, which through a predecessor has been the Funds' auditor since inception. Third, the proxy gives International Fund shareholders the chance to formally approve Southeastern Asset Management as the Fund's manager and administrator. Technology has made voting simple - you can vote via mail, telephone, or Internet. TO MINIMIZE THE COST OF THE PROXY WE URGE OUR PARTNERS TO VOTE THEIR PROXY UPON RECEIPT.

We greatly appreciate the terrific attendance in May at Southeastern's presentation in Memphis for Longleaf shareholders. Over 400 partners joined us. For those who could not be there, we posted our comments on www.longleafpartners.com and hope that you find this useful.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

We wish our fellow shareholders a wonderful summer. We thank you for your support and your partnership.

Sincerely,


/s/ O. Mason Hawkins, CFA                   /s/ G. Staley Cates, CFA
O. Mason Hawkins, CFA                       G. Staley Cates, CFA
Chairman & CEO                              President

                           (Intentionally Left Blank)

                                     (LOGO)

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund rose 11.3% in the second quarter, contributing to the twelve month return of 30.4%, and far surpassing our annual inflation plus 10% target. By contrast the S&P 500 Index grew 5.8% over the last three months, bringing its loss to 14.8% over one year. We are pleased that our partners have been greatly rewarded, but caution shareholders to lower both absolute and relative return expectations.

Our top holdings contributed significantly to the Fund's second quarter performance. GM is pursuing a sale of Hughes, which owns the valuable DirecTV business. While auto sales have slowed from peak levels, GM has increased share in its more profitable truck and SUV lines. With focus from Rick Wagoner and John Devine the company continues to report progress in reducing auto costs and increasing productivity. GM's stock rose 25% over the quarter but remains the cheapest company in the Partners Fund portfolio.

At Waste Management, Maury Myers is achieving the steady progress he predicted by implementing new information systems, streamlining operations, improving employee morale, and providing better customer service. His initiatives have produced strong and growing free cash flow that is building corporate value and driving the stock price north. In the quarter Waste Management gained 25%, and over the last fifteen months the stock has risen from its $13 low to almost $31. We have reduced Waste's weighting in the portfolio from as much as 18% to 8% as the price has appreciated closer to appraisal.

Marriott's stock increased 15% over the last three months as the market outlook for the hotel industry past 2001 improved. Marriott's superior fee stream business model, its dominant brands, and its capable management have continued to reward shareholders.

Georgia-Pacific Corporation - Timber Group rose 25% this quarter as its acquisition by Plum Creek neared completion. After the August shareholder vote The Timber Group will change from a corporate structure that pays taxes on profits at corporate rates and distributes dividends taxable to shareholders at high personal rates to a REIT structure that incurs no corporate taxes and pays distributions which are taxed at primarily long-term capital gains rates. Pete Correll and Don Glass have done a tremendous job building value, allocating our capital, getting some of that value recognized, and merging into a much more tax efficient vehicle. We thank them.

At Aetna, Jack Rowe and Ron Williams are focused on improving margins which are well below industry averages, but the market is skeptical and the stock declined 28% in the quarter. As the company improves its pricing and underwrit-

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

ing as well as its patient management system, we should begin to see improved results.

The companies that comprise the Fund's top holdings remained the same during the quarter. We sold our position in De Beers. Management's final bid with Anglo American was a victory for De Beers shareholders and a tremendous outcome for Longleaf owners.

With the portfolio selling close to its historic average price-to-value ratio, our long-term return opportunity should be comparable to our historic results. We will use the cash in the portfolio to reduce the P/V when we find qualifying opportunities.

                    PARTNERS FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 2001

                                                      Value-Line
                                 PARTNERS   S&P 500   (Geometric)   Inflation
                                   FUND      Index       Index      Plus 10%*
                                 --------   -------   -----------   ---------
Year-to-Date                      10.88%     (6.72)%      1.64%        7.13%
One Year                          30.35     (14.85)      (1.94)       13.07
Five Years                        17.00      14.46        2.45        12.55
Ten Years                         18.46      15.09        5.49        12.71

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 37.4% OF NET ASSETS)

MARRIOTT INTERNATIONAL, INC. (MAR)                                         10.8%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Ritz-Carlton, Renaissance, Courtyard, Fairfield and Residence Inn names.

WASTE MANAGEMENT, INC. (WMI)                                                8.2%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

GENERAL MOTORS CORPORATION (GM)                                             7.4%
Conglomerate that owns a controlling stake in Hughes Electronics, GMAC, and the international truck and car business.

TRICON GLOBAL RESTAURANTS, INC. (YUM)                                       5.8%
Franchisor and owner of the Taco Bell, KFC, and Pizza Hut restaurant chains.

FEDEX CORPORATION. (FDX)                                                    5.2%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2001 THROUGH JUNE 30, 2001

               NEW HOLDINGS                           ELIMINATIONS
               ------------                           ------------
General Motors -- Class H                  Canadian Pacific Limited
Telephone and Data Systems, Inc.           De Beers Consolidated Mines Ltd.

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2001 (UNAUDITED)

      SHARES                                                             VALUE
    ----------                                                       --------------
Common Stock 88.6%
                     Beverages 5.8%
     4,000,000       Coca-Cola Enterprises Inc....................   $   65,400,000
    14,579,600       Diageo plc (Foreign).........................      159,937,046
       620,100       Diageo plc ADR (Foreign).....................       27,253,395
                                                                     --------------
                                                                        252,590,441
                                                                     --------------
                     Environmental Services 9.4%
     2,890,900   *   Allied Waste Industries, Inc.................       54,002,012
    11,525,000       Waste Management, Inc........................      355,200,500
                                                                     --------------
                                                                        409,202,512
                                                                     --------------
                     Health Insurance 1.0%
     1,611,000   *   Aetna Inc....................................       41,676,570

                     Lodging 18.2%
    15,070,000       Hilton Hotels Corporation....................      174,812,000
    11,700,250       Host Marriott Corporation....................      146,487,130
     9,901,000       Marriott International, Inc..................      468,713,340
                                                                     --------------
                                                                        790,012,470
                                                                     --------------
                     Manufacturing 1.2%
     4,450,000   *   UCAR International, Inc.(b)..................       53,177,500

                     Multi-Industry 7.4%
     5,000,000       General Motors Corporation...................      321,750,000

                     Natural Resources 12.7%
     6,263,200       Georgia-Pacific Corporation - Timber Group...      223,909,400
    11,201,032   *   Pioneer Natural Resources Company(b).........      190,977,595
     2,900,000       Rayonier Inc.(b).............................      134,705,000
                                                                     --------------
                                                                        549,591,995
                                                                     --------------
                     Property & Casualty Insurance 4.3%
    49,785,000       The NipponKoa Insurance Company, Ltd.
                       (Foreign)(b)...............................      186,813,497

                     Publishing 4.1%
     2,973,300       Knight Ridder, Inc...........................      176,316,690

                     Real Estate 3.8%
     9,122,700       TrizecHahn Corporation (Foreign).............      165,941,913

                     Restaurants 5.8%
     5,690,000   *   Tricon Global Restaurants, Inc...............      249,791,000

                       See Notes to Financial Statements.

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2001 (UNAUDITED)

      SHARES                                                             VALUE
    ----------                                                       --------------
                     Satellite 0.8%
     1,747,000   *   General Motors -- Class H....................   $   35,376,750

                     Telecommunications 8.9%
     8,930,000       AT&T Corp....................................      196,460,000
     1,723,000       Telephone and Data Systems, Inc..............      187,376,250
                                                                     --------------
                                                                        383,836,250
                                                                     --------------
                     Transportation 5.2%
     5,615,000   *   FedEx Corporation(c).........................      225,723,000
                                                                     --------------
                     TOTAL COMMON STOCKS (COST $3,253,121,624)....    3,841,800,588
                                                                     --------------

       PAR
    ----------
    Short-Term Obligations 13.6%
    189,391,000      Repurchase Agreement with State Street Bank,
                       2.75% due 7-2-01 (Collateralized by U.S.
                       government agency securities)..............      189,391,000
    400,000,000      U.S. Treasury Bills, 3.35% - 3.57% due 7-5-01
                       to 7-26-01.................................      399,463,056
                                                                     --------------
                                                                        588,854,056
                                                                     --------------
TOTAL INVESTMENTS (COST $3,841,975,680)(a)................  102.2%    4,430,654,644
OTHER ASSETS AND LIABILITIES, NET.........................   (2.2)      (95,979,318)
                                                            -----    --------------
NET ASSETS................................................  100.0%   $4,334,675,326
                                                            =====    ==============
NET ASSET VALUE PER SHARE.........................................           $25.18
                                                                     ==============

* Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $847,595,250 and $(258,916,287).
(b) Affiliated company. See Note 7.
(c) A portion designated as collateral. See Note 10.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 12% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency     Unrealized
 Units Sold              Settlement Date           Market Value      Gain
-------------   ---------------------------------  ------------   -----------
4,800,000,000   Japanese Yen 9-28-01.............  $38,860,800    $ 7,650,203
3,500,000,000   Japanese Yen 12-28-01............   28,619,461      3,834,524
8,700,000,000   Japanese Yen 3-28-02.............   71,914,104      1,522,607
5,700,000,000   Japanese Yen 6-27-02.............   47,617,800         13,185
                                                   ------------   -----------
                                                   $187,012,165   $13,020,519
                                                   ============   ===========

                       See Notes to Financial Statements.

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund remains near the top of most international fund rankings after ending the second quarter up 6% versus a 1.7% decline in the EAFE Index. Year-to-date the Fund is up 15.7% against a 15.5% decline for the EAFE, and for the twelve months ended June 30 the International Fund rose 29.6% while the EAFE fell 24.9%. These results far exceed our absolute annual return objective of 10% plus inflation, and we advise our partners that this level of absolute and relative performance is not sustainable.

De Beers contributed the most to our performance in both the second quarter and the year. The De Beers experience illustrates the market's long-term tendency to properly weigh value in sometimes surprising methods. De Beers had traded at a substantial, clearly identifiable discount to its liquidation value for decades. When we initiated our position at $14 per share nearly two years ago, we had no idea that management would eventually offer us over three times our initial cost in a buyout. We simply knew that we were buying a world-leading diamond business combined with a portfolio of public securities for much less than half of our appraisal. We knew that management had its own money in the business and that the value was growing as diamond inventories turned into cash and as Anglo American, the largest of De Beers' public securities, appreciated in value. Some investors are perplexed that we have no idea how or when value will be recognized. De Beers exemplifies that the best buys are often made when a catalyst is unclear but margin of safety, value growth, and management incentives favor us.

Our De Beers return exceeded the proceeds made on the stock because we sold short De Beers' holding in Anglo American each time Anglo traded at or above fair value. This technique reduced our capital commitment to the De Beers position, increased our exposure to the diamond business at an even cheaper price, and reduced our risk by selling the fully valued Anglo. We have used the same strategy with our new Renault position and its huge holding in Nissan Motor.

The remainder of the International Fund's portfolio provided broadly based solid returns. Two of our Canadian investments, Fairfax and TrizecHahn, made meaningful performance contributions. Fairfax sold shares in Odyssey Re, its reinsurance subsidiary, at 1.5 times book value during the quarter. This sale provided Fairfax with additional liquidity while demonstrating the company's extreme undervaluation. Despite its recent rise Fairfax continues to trade for less than its hard book value. The Odyssey Re sale also demonstrated the capital allocation skills of Fairfax's CEO, Prem Watsa. Watsa is the best positioned of any of our CEO partners for a broad economic downturn, and we are delighted

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

that Fairfax remains one of the Fund's largest positions. No specific events drove performance at our other holdings; good businesses with stable cash flows seem to attract more attention now than they did at this time last year.

This recognition of value over the last twelve months partially explains the Fund's large cash position. The sale of De Beers along with consistent inflows has given us larger cash resources than we normally hold. We have identified new qualifying investments, primarily in the very depressed Japanese markets. Many of our new ideas have appreciated faster than we could build full positions while others will take more trading time to complete. We view our cash position as an asset because we are confident that investment opportunities will come our way in the near future, particularly with Jim Thompson now in Europe full time.

Last quarter we mentioned operating problems at Sea Containers. These problems worsened during the second quarter while financial leverage increased. A similar story unfolded at United Global Communications. We suspect that both these companies will ultimately succeed, but we sold both positions after financial leverage eroded our margin of safety.

We welcome the many new partners who have joined us this year. If this is your first quarterly letter, we encourage you to visit our website at www.longleafpartners.com and familiarize yourself with our operating principles, particularly our focus on long-term, absolute returns.

                  INTERNATIONAL FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 2001

                                       INTERNATIONAL    EAFE    Inflation
                                           FUND        Index    Plus 10%
                                       -------------   ------   ---------
Year-to-Date                               15.67%      (15.47)%    7.13%
One Year                                   29.60       (24.85)    13.07
Since Public Offering 10/26/98             28.92        (0.18)    13.47

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 32.3% OF NET ASSETS)

THE NIPPONKOA INSURANCE COMPANY, LTD.                                       9.8%
Japanese provider of both non-life (property/casualty) and life insurance services.

FAIRFAX FINANCIAL HOLDINGS LIMITED (FFH)                                    6.2%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

TRIZECHAHN CORPORATION (TZH)                                                5.6%
A Canadian headquartered real estate operator and developer of primarily U.S. commercial office properties.

HOLLINGER INTERNATIONAL INC. (HLR)                                          5.5%
Publisher of newspapers and magazines in the U.K., the U.S. and Israel. Papers include the London Daily Telegraph and the Chicago Sun-Times.

TRICON GLOBAL RESTAURANTS, INC. (YUM)                                       5.2%
Franchisor and owner of the Taco Bell, KFC, and Pizza Hut international restaurant chains, with substantial, high-return growth from overseas store expansion.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2001 THROUGH JUNE 30, 2001

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
Chofu Seisakusho Co., Ltd.          Canadian Pacific Limited
Ezaki Glico Co., Ltd.               De Beers Consolidated Mines Ltd.
Nippon Broadcasting System, Inc.    Sea Containers Limited
Renault SA                          United International Holdings
Taisho Pharmaceutical Co., Ltd.     Corporate Bonds
Tokyo Style Co., Ltd.               Wisconsin Central Transportation
                                    Corporation

                       See Notes to Financial Statements.

                  INTERNATIONAL FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                         COUNTRY WEIGHTING OF PORTFOLIO

Japan.....................................   38.7%
Canada....................................   37.4
United States.............................    6.9
United Kingdom............................    5.9
Singapore.................................    5.7
France....................................    5.4
                                            -----
                                            100.0%
                                            =====

                       See Notes to Financial Statements.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2001 (UNAUDITED)

      SHARES                                                                VALUE
    ----------                                                           ------------
Common Stock 75.2%

                     Apparel 0.6%
       372,000       Tokyo Style Co., Ltd. (Japan)(d).................   $  4,145,927

                     Automobiles 4.3%
       650,000       Renault SA (France)..............................     29,330,457

                     Beverages 7.2%
       909,200       Diageo plc (United Kingdom)(d)...................      9,973,851
       328,100       Diageo plc ADR (United Kingdom)..................     14,419,995
       797,000       Molson Inc. -- Class A (Canada)..................     25,208,223
                                                                         ------------
                                                                           49,602,069
                                                                         ------------
                     Broadcasting 3.8%
       750,000       Nippon Broadcasting System, Inc. (Japan)(d)......     26,459,268

                     Food 4.8%
     5,704,000       Ezaki Glico Co., Ltd. (Japan)(d).................     32,837,331

                     Hot Water Boilers 0.1%
        24,200       Chofu Seisakusho Co., Ltd. (Japan)...............        290,664

                     Multi-Industry 8.4%
     1,285,000       Brascan Corporation (Canada).....................     22,031,958
    103,353,000  *   Brierley Investments Limited (Singapore)(b)(d)...     28,929,764
     9,947,745       Guinness Peat Group plc (United Kingdom).........      6,575,539
                                                                         ------------
                                                                           57,537,261
                                                                         ------------
                     Natural Resources 1.5%
     3,349,996       Gendis Inc. (Canada)(b)(c).......................     10,595,665

                     Pharmaceuticals 2.7%
       977,000       Taisho Pharmaceutical Co., Ltd. (Japan)..........     18,369,668

                     Plastics 0.8%
       433,000       Tenma Corporation (Japan)(d).....................      5,634,694

                     Property & Casualty Insurance 20.8%
       285,800   *   Fairfax Financial Holdings Limited (Canada)(d)...     42,918,964
    17,878,000       The NipponKoa Insurance Company, Ltd.
                       (Japan)(d).....................................     67,085,502
     7,887,000       The Nissan Fire & Marine Insurance Company, Ltd.
                       (Japan)(d).....................................     33,263,004
                                                                         ------------
                                                                          143,267,470
                                                                         ------------

                       See Notes to Financial Statements.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2001 (UNAUDITED)

      SHARES                                                                VALUE
    ----------                                                           ------------
                     Publishing 5.5%
     2,770,000       Hollinger International Inc. (Canada)............   $ 38,087,500

                     Real Estate 8.5%
     4,671,600   *   O&Y Properties Corporation (Canada)(b)(c)(d).....     19,547,087
     2,118,000       TrizecHahn Corporation (Canada)(d)...............     38,526,420
                                                                         ------------
                                                                           58,073,507
                                                                         ------------
                     Restaurants 6.2%
       803,000       MOS Food Service, Inc. (Japan)(d)................      6,277,461
       820,000   *   Tricon Global Restaurants, Inc. (United
                       States)(d).....................................     35,998,000
                                                                         ------------
                                                                           42,275,461
                                                                         ------------
                     TOTAL COMMON STOCKS (COST $473,646,910)..........    516,506,942
                                                                         ------------
Common Stock Sold Short (4.7)%
                     Automobiles (4.7)%
    (4,634,000)      Nissan Motor Co., Ltd. (Japan) (Proceeds
                       $31,377,078)...................................    (31,990,650)
                                                                         ------------

        PAR
    -----------
Short-Term Obligations 30.2%
     23,196,000       Repurchase Agreement with State Street Bank,
                        2.75% due 7-2-01 (Collateralized by U.S.
                        government agency securities).................     23,196,000
    185,000,000       U.S. Treasury Bills, 3.38% - 3.80% due 7-5-01 to
                        8-23-01.......................................    184,519,490
                                                                         ------------
                                                                          207,715,490
                                                                         ------------
TOTAL INVESTMENTS (COST $649,985,322)(a).......................  100.7%   692,231,782
OTHER ASSETS AND LIABILITIES, NET..............................   (0.7)    (4,865,237)
                                                                 -----   ------------
NET ASSETS.....................................................  100.0%  $687,366,545
                                                                 =====   ============
NET ASSET VALUE PER SHARE.............................................         $13.95

*  Non-income producing security
(a) Aggregate cost for federal income tax purposes is $651,169,901. Aggregate unrealized appreciation and depreciation are $65,953,401 and $(23,706,942), respectively.
(b) Affiliated security. See Note 7.
(c) Illiquid security. See Note 8.
(d) Designated as collateral. See Note 10.
Note: Country listed in parenthesis after each company indicates location of headquarters/primary operations.

                       See Notes to Financial Statements.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2001 (UNAUDITED)

                        OPEN FORWARD CURRENCY CONTRACTS

   Currency             Currency Sold and            Currency     Unrealized
  Units Sold             Settlement Date           Market Value   Gain/(Loss)
--------------   --------------------------------  ------------   -----------
     4,000,000   Australian Dollar 9-28-01.......  $ 2,026,880    $   38,240
     2,500,000   British Pound 9-28-01...........    3,503,938         8,063
    10,000,000   Canadian Dollar 9-28-01.........    6,578,950       155,964
    40,000,000   Canadian Dollar 12-28-01........   26,279,226      (116,626)
    30,000,000   Canadian Dollar 3-28-02.........   19,692,290      (510,581)
 3,500,000,000   Japanese Yen 9-28-01............   28,336,000        92,705
 3,000,000,000   Japanese Yen 10-25-01...........   24,360,000     5,167,559
 4,400,000,000   Japanese Yen 12-28-01...........   35,978,751       738,931
10,850,000,000   Japanese Yen 3-28-02............   89,685,979     2,636,782
    14,000,000   New Zealand Dollar 9-28-01......    5,599,370       180,230
    33,500,000   New Zealand Dollar 10-25-01.....   13,381,558       114,792
    19,200,000   New Zealand Dollar 12-28-01.....    7,646,462       239,638
                                                   ------------   ----------
                                                   $263,069,404   $8,745,697
                                                   ============   ==========

                       See Notes to Financial Statements.

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

In the second quarter, the Longleaf Partners Realty Fund returned 14.6%, contributing significantly to a return of 15.6% for the six months ended June 30th. This compares favorably to Wilshire Real Estate Securities Index returns of 10.9% and 9.8%, respectively. We are very pleased with the quarter and year-to-date absolute and relative results. However, we caution all of our investment partners to focus, as we do, on long-term results. Our own expectation is that prospective long-term returns are quite compelling, especially compared to the broader stock market.

Longleaf Partners Realty Fund and the Economy
We believe the economy is weaker than most economists say. We base our opinion on talking to companies in a broad range of industries - almost all are experiencing weak demand for their products and services. Many of these companies have declining earnings and low or negative value growth.

In this environment demand for commercial real estate space is weak as well. Nationally, we are seeing moderate declines in occupancy levels and flat or declining market rental rates. On the other hand, supply and demand remain well balanced and, importantly, supply growth is declining.

The vast majority of the companies in the Realty Fund are well positioned to continue to grow their earnings and values during an economic downturn. The lower market rents remain substantially higher than in place rents and most of our companies enjoy the benefit of long-term leases. Moreover, they own quality properties in supply constrained markets where fundamentals are better than the national averages. This means they will continue to generate a steadily growing free cash flow coupon, which provides the basis for their value growth.

Until the economy inevitably rebounds, overall value growth for companies in the Realty Fund should be below average (our minimum hurdle rate is 10% to 12%) but should remain positive at a time when most businesses are moving backwards. With declining supply growth, the stage is set for above average compounding over the next few years.

Longleaf Partners Realty Fund and the Market
We have no control whatsoever over Mr. Market. We can and do, however, take advantage of his mood swings. The Realty Fund has benefited as investors have rediscovered the importance of stability and free cash flow. Our companies have plenty of both. In addition, they sell at enormous discounts to intrinsic worth at a time when many companies remain over-valued. If the speculative excesses of the 1990's continue to unwind, we should enjoy above average absolute and relative

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

returns. If speculation again becomes the norm, we may have to be patient, but we are confident our patience will be rewarded as it has been over the last twelve months.

Highlights During the Second Quarter
Forest City was, once again, the largest capital contributor to the Realty Fund's performance in the second quarter with a 21% total return for the A shares. Hilton Hotels and IHOP tied for second place with 11% and 34% total returns, respectively. Hilton's larger weight in the portfolio generated a higher contribution to the Fund's performance. Bay View and Getty Realty rounded out the top five with 75% and 36% total returns in the quarter.

Only two companies had negative returns in the second quarter. Prime Group had a negative total return of 0.9%. We are continuing our efforts to protect shareholders' interests in this disappointing investment under the guidelines of our 13D filing. While we do not have any tangible news to report, our efforts and those of other shareholders appear to be bearing fruit. Excel Legacy declined 13% during the quarter. The company is moving forward with its merger into Price Enterprises and its conversion to a REIT. We are optimistic the restructured company will be more successful in capturing investor attention.

We eliminated our exposure to Newhall Land. It remains a wonderfully managed, under-valued company with outstanding real estate assets. We unwound our position because it became less discounted and because its value growth was below our threshold.

Patient capital is a powerful asset that has materially benefited all shareholders in the Fund, including us. We greatly appreciate our intelligent investment partners.

                     REALTY FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 2001

                                              Wilshire
                                             Real Estate
                                    REALTY   Securities    NAREIT   Inflation
                                     FUND       Index      Index    Plus 10%*
                                    ------   -----------   ------   ---------
Year-to-Date                        15.57%       9.80%     12.55%      7.13%
One Year                            26.36       24.58      25.35      13.07
Five Years                          10.04       11.51      10.13      12.55
Since Public Offering 1/2/96        12.24       12.12      10.56      12.75

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 46.4% OF NET ASSETS)

FOREST CITY ENTERPRISES, INC. (FCE)                                        16.7%
A diversified, national real estate owner and operator of retail and office properties as well as residential units. Forest City is developing several high profile urban in-fill projects including the Denver Stapleton Airport redevelopment, and mixed-use projects in both New York's Times Square and San Francisco.

HILTON HOTELS CORPORATION (HLT)                                            14.7%
Worldwide hotel owner, operator, and franchiser. Owns trophy properties including the Waldorf Astoria, Palmer House and Hawaiian Village. Manages and/or franchises the Hilton, Hampton Inn, Embassy Suites, Doubletree, and Homewood Suites brands.

PRIME GROUP REALTY TRUST (PGE)                                              5.4%
A REIT that owns 8 million square feet of central business district and suburban office space predominantly in the Chicago area. Also owns 4 million square feet of industrial properties and is developing the 1.5 million square foot Dearborn Center in downtown Chicago.

MARRIOTT INTERNATIONAL, INC. (MAR)                                          4.8%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Ritz-Carlton, Renaissance, Courtyard, Fairfield and Residence Inn names.

TIMBERWEST FOREST CORP. (TWF)                                               4.8%
Largest private land owner in Western Canada with 334,000 hectacres of private timberlands located on Vancouver Island in British Columbia.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2001 THROUGH JUNE 30, 2001

             NEW HOLDINGS                         ELIMINATIONS
             ------------                         ------------

       The Macerich Company           Newhall Land and Farming Company Options

                                        (See Note 11)

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2001 (UNAUDITED)

      SHARES                                                                VALUE
    ----------                                                           ------------
Common Stock 92.5%
                     Diversified Realty 25.6%
     1,712,400   *   Catellus Development Corporation.................   $ 29,881,380
    15,605,900   *   Excel Legacy Corporation(b)(c)...................     29,073,792
     1,864,050       Forest City Enterprises, Inc. - Class A..........    102,522,750
       148,600       Forest City Enterprises, Inc. - Class B..........      7,905,520
                                                                         ------------
                                                                          169,383,442
                                                                         ------------
                     Lodging 24.0%
     8,365,000       Hilton Hotels Corporation........................     97,034,000
     2,368,000       Host Marriott Corporation (REIT).................     29,647,360
       666,300       Marriott International, Inc......................     31,542,642
                                                                         ------------
                                                                          158,224,002
                                                                         ------------
                     Mortgage Financing 2.1%
     1,826,447   *   Bay View Capital Corp.(b)........................     13,661,823

                     Natural Resources/Land 12.3%
       650,000       Deltic Timber Corporation(b).....................     18,720,000
     3,904,000       TimberWest Forest Corp. (Foreign)(b).............     31,384,291
     1,018,000       Waste Management, Inc............................     31,374,760
                                                                         ------------
                                                                           81,479,051
                                                                         ------------
                     Office 15.6%
     1,885,000       Beacon Capital Partners, Inc. (REIT)(b)(c).......     10,179,000
       679,000       Boston Properties Inc. (REIT)....................     27,771,100
     2,637,600       Prime Group Realty Trust (REIT)(b)...............     35,607,600
     1,640,000       TrizecHahn Corporation (Foreign).................     29,831,600
                                                                         ------------
                                                                          103,389,300
                                                                         ------------
                     Retail 12.9%
     1,201,300       Getty Realty Corp.(b)............................     23,016,908
     1,153,000   *   IHOP Corp.(b)....................................     30,958,050
     1,251,200       The Macerich Company (REIT)......................     31,029,760
                                                                         ------------
                                                                           85,004,718
                                                                         ------------
                     TOTAL COMMON STOCKS (COST $551,814,042)..........    611,142,336
                                                                         ------------

                       See Notes to Financial Statements.

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2001 (UNAUDITED)

      UNITS                                                                 VALUE
    ----------                                                           ------------
Trust Units 1.9%
                     Lodging 1.9%
       157,079       Wyndham International, Inc. Voting Trust (Cost
                     $14,133,930)(b)(c)...............................   $ 12,566,320
                                                                         ------------
       PAR
    ----------
Short-Term Obligations 5.0%
    22,844,000       Repurchase Agreement with State Street Bank,
                     2.75% due 7-2-01 (Collateralized by U.S.
                     government agency securities)....................     22,844,000
    10,000,000       U.S. Treasury Bill, 2.94% due 7-5-01.............      9,996,778
                                                                         ------------
                                                                           32,840,778
                                                                         ------------
TOTAL INVESTMENTS (COST $598,788,750)(a).......................   99.4%   656,549,434
OTHER ASSETS AND LIABILITIES, NET..............................    0.6      3,792,100
                                                                 -----   ------------
NET ASSETS.....................................................  100.0%  $660,341,534
                                                                 =====   ============
NET ASSET VALUE PER SHARE.............................................         $16.33

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $162,539,718 and $(104,779,034), respectively.
(b) Affiliated company. See Note 7.
(c) Illiquid or restricted security. See Note 8.

Note: REITs comprise 20% of net assets. Companies designated as "Foreign" are headquartered outside the U.S. and represent 9% of net assets.

                       See Notes to Financial Statements.

                           (Intentionally Left Blank)

                                     (LOGO)

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

For the year ended June 30 Longleaf Partners Small-Cap Fund is up 21.8% after adding 9.2% during the second quarter. In spite of the Russell 2000's 14.4% gain in the quarter, this small-cap index is flat for the last year with a 0.7% return. We are pleased with Longleaf Small-Cap's recent results, but caution our partners to temper their future expectations: 20+% annualized returns are not likely to be sustained over the next few years.

During the second quarter the Small-Cap Fund's composition changed because of a combination of portfolio sales and individual stock returns. The Fund's holdings decreased from 25 to 22. We sold our second largest holding, Gulf Canada. Conoco's bid for the company confirmed our appraisal. We made a 70% return over the two-and-a-half years we owned the company. Although Tyco purchased Scott Technologies for less than our value, we gained 35% on our investment. We also sold Pediatrix as its price reached our appraisal due to renewed faith in the doctors' billing integrity and better controls which improved cash flow.

Fleming remains our largest holding although we scaled the position back as the stock rose 40% during the quarter. The company has tripled this year. Mark Hansen and his team continue to demonstrate the value that disciplined, motivated, vested management can bring to an otherwise challenging business.

Thomas Industries also contributed to the Small-Cap Fund's successful quarter. This maker of pumps and compressors continues to do relatively well in a tough manufacturing environment.

The Fund's three insurance companies increased during the quarter. Both MONY and Fairfax were helped by falling interest rates, while Fairfax benefited from the IPO of subsidiary Odyssey Re. Fairfax and Hilb, Rogal and Hamilton continued to experience stronger pricing in their insurance underwriting and brokerage businesses.

Two of Longleaf Partners Small-Cap Fund's holdings lost substantial ground in the quarter. In our March report we discussed the value of USG "even in a worst-case scenario for the wallboard division." That scenario materialized in June as the company filed for Chapter 11 and the stock fell over 70%. The asbestos liabilities of other companies that have been recently bankrupted increasingly saddled USG. The company previously had paid its share of claims, but lawyers in multiple states had begun filing against USG under joint and several liability. Bill Foote saw Chapter 11 as the only way to salvage value for equity holders before the company had to weaken its balance sheet to cover more legal bills and unwarranted claims. Bankruptcy will meaningfully dilute equity holders and our

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

appraisal has fallen accordingly. USG's value, however, is still multiples of its price because Chapter 11 (1) consolidates all claims from individual somewhat plaintiff-oriented state courts into a single and more fair federal court; (2) relieves USG of any responsibility other than for its own product which is a minimal piece of the asbestos exposure claims; and (3) allows the company to quantify its total liability and then focus on continuing to make money from its successful wallboard, ceiling, and building parts distribution businesses.

U.S. Industries' stock fell 30% during the quarter as the company's cash flow was lower than expected and questions arose about USI's ability to refinance its debt later this year. The building products and hardware businesses are suffering at a time when the company is faced with this large refinancing. We do not know how the attempted refinancing will be resolved, but asset values at just the Jacuzzi and Zurn divisions are materially greater than total company liabilities.

Our portfolio sales added to Small-Cap's liquidity. Because we are having difficulty finding companies that qualify, the Fund's cash position is 24.6%. These reserves will allow us to go on offense when we find new investment opportunities. New qualifying investments will also help lower the Fund's price-to-value ratio, which has moved close to its historic average in the wake of increased prices and a few stagnant or lower values.

                    SMALL-CAP FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED JUNE 30, 2001

                                                 Value-Line
                      SMALL-CAP   Russell 2000   (Geometric)   Inflation
                        FUND         Index          Index      Plus 10%*
                      ---------   ------------   -----------   ---------
Year-to-Date             9.55%        6.94%          1.64%        7.13%
One Year                21.76         0.66          (1.94)       13.07
Five Years              16.50         9.62           2.45        12.55
Ten Years               15.07        13.50           5.49        12.71

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 27.9% OF NET ASSETS)

FLEMING COMPANIES, INC. (FLM)                                               8.6%
A leading food wholesaler which also has Food 4 Less retail stores.

THE MONY GROUP INC (MNY)                                                    5.0%
Financial services company that offers life insurance, annuity and investment products to higher income individuals.

FAIRFAX FINANCIAL HOLDINGS LIMITED (FFH)                                    5.0%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

HOLLINGER INTERNATIONAL INC. (HLR)                                          4.7%
Publisher of newspapers and magazines in the U.K., the U.S. and Israel. Papers include the London Daily Telegraph and the Chicago Sun-Times.

ALLEGHANY CORPORATION (Y)                                                   4.6%
Holding company that operates primarily in the insurance business but also has opportunistic holdings outside of financial services.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2001 THROUGH JUNE 30, 2001

    NEW HOLDINGS                ELIMINATIONS
    ------------                ------------
Brascan Corporation   The Carbide/Graphite Group, Inc.
Texas Industries,     Gulf Canada Resources Limited
Inc.                  Pediatrix Medical Group, Inc.
                      Scott Technologies, Inc.
                      VICORP Restaurants, Inc.
                      Wisconsin Central Transportation
                      Corporation

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2001 (UNAUDITED)

      SHARES                                                               VALUE
    ----------                                                         --------------
Common Stock 74.6%
                     Beverages 2.4%
     3,052,900       PepsiAmericas, Inc. (formerly Whitman
                       Corporation).................................   $   40,603,570

                     Commercial Lighting 4.5%
     2,407,500   *   Genlyte Group Incorporated(b)..................       74,415,825

                     Construction Materials 2.1%
     1,036,300       Texas Industries, Inc..........................       35,638,357

                     Financial Services 4.6%
       373,000   *   Alleghany Corporation(b).......................       75,719,000

                     Food 3.4%
     2,972,000   *   Ralcorp Holdings, Inc.(b)......................       55,695,280

                     Food -- Wholesale 8.6%
     4,030,700       Fleming Companies, Inc.(b).....................      143,895,990

                     Life Insurance 5.0%
     2,089,600       The MONY Group Inc.............................       83,855,648

                     Lodging 4.3%
     2,829,653       Hilton Hotels Corporation......................       32,823,975
    15,450,400   *   Wyndham International, Inc. - Class A(b).......       38,626,000
                                                                       --------------
                                                                           71,449,975
                                                                       --------------
                     Manufacturing 5.8%
     1,692,850       Thomas Industries, Inc.(b).....................       49,939,075
     3,061,900   *   USG Corporation(b).............................       12,921,218
     8,140,000   *   U.S. Industries, Inc.(b).......................       33,374,000
                                                                       --------------
                                                                           96,234,293
                                                                       --------------
                     Mortgage Financing 1.4%
     3,114,700   *   Bay View Capital Corp..........................       23,297,956

                     Multi-Industry 3.1%
     3,000,000       Brascan Corporation (Foreign)..................       51,436,479

                     Natural Resources 4.8%
       845,000       Deltic Timber Corporation(b)...................       24,336,000
     6,950,000       TimberWest Forest Corp. (Foreign)(b)...........       55,871,112
                                                                       --------------
                                                                           80,207,112
                                                                       --------------

                       See Notes to Financial Statements.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                          AT JUNE 30, 2001 (UNAUDITED)

      SHARES                                                               VALUE
    ----------                                                         --------------
                     Property & Casualty Insurance 9.3%
       556,500   *   Fairfax Financial Holdings Limited (Foreign)...   $   83,570,341
     1,605,100       Hilb, Rogal and Hamilton Company(b)............       70,223,125
                                                                       --------------
                                                                          153,793,466
                                                                       --------------
                     Publishing 4.7%
     5,724,300       Hollinger International Inc. (Foreign).........       78,709,125

                     Real Estate 6.5%
     3,393,600   *   Catellus Development Corporation(c)............       59,218,320
     1,825,100   *   IHOP Corp.(b)..................................       49,003,935
                                                                       --------------
                                                                          108,222,255
                                                                       --------------
                     Retail 4.1%
     2,333,700   *   The Neiman Marcus Group, Inc. -- Class B.......       68,844,150
                                                                       --------------
         TOTAL COMMON STOCKS (COST $1,069,101,460)..................    1,242,018,481
                                                                       --------------

        PAR
    -----------
Short-Term Obligation 24.6%
     49,436,000       Repurchase Agreement with State Street Bank,
                        2.75% due 7-2-01 (Collateralized by U.S.
                        government agency securities)...............       49,436,000
    360,000,000       U.S. Treasury Bills, 3.30% - 3.64% due 7-5-01
                        to 8-9-01...................................      359,339,473
                                                                       --------------
                                                                          408,775,473
                                                                       --------------
TOTAL INVESTMENTS (COST $1,477,876,933)(a)...................   99.2%   1,650,793,954
OTHER ASSETS AND LIABILITIES, NET............................    0.8       14,075,260
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,664,869,214
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $24.78
                                                                       ==============

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $360,743,571 and $(187,826,550), respectively.
(b) Affiliated company. See Note 7.
(c) A portion designated as collateral. See Note 10.
Note: Companies designated as "Foreign" represent 16% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

 Currency              Currency Sold and              Currency     Unrealized
Units Sold              Settlement Date             Market Value      Gain
----------   -------------------------------------  ------------   ----------

40,000,000   Canadian Dollar 10-25-01               $26,304,904     $327,437

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                          AT JUNE 30, 2001 (UNAUDITED)


ASSETS:
Investments:
  Affiliated securities, at market value (cost $481,745,450,
    $70,617,888, $232,449,396, and $555,150,343,
    respectively) (Note 2 and 7)............................
  Other securities, at market value (cost $3,360,230,230,
    $579,367,434, $366,339,354, and $922,726,590,
    respectively) (Note 2)..................................
         TOTAL INVESTMENTS
Cash........................................................
Receivable for:
  Dividends and interest....................................
  Fund shares sold..........................................
  Securities sold...........................................
  Forward currency contracts (Note 2).......................
Prepaid assets..............................................
         TOTAL ASSETS
LIABILITIES:
Payable for:
  Fund shares redeemed......................................
  Securities purchased......................................
  Investment counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
Other accrued expenses......................................
         TOTAL LIABILITIES
NET ASSETS:
Net assets consist of:
  Paid-in capital...........................................
  Undistributed net investment income.......................
  Accumulated net realized gain(loss) on investments and
    foreign currency........................................
  Unrealized gain on investments and foreign currency.......
         Net Assets
NET ASSET VALUE PER SHARE...................................
FUND SHARES ISSUED AND OUTSTANDING..........................

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                          AT JUNE 30, 2001 (UNAUDITED)

PARTNERS FUND    INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
--------------   ------------------   ------------   --------------





$ 378,860,096       $ 59,072,516      $191,505,961   $  684,020,560


4,051,794,548        633,159,266       465,043,473      966,773,394

--------------      ------------      ------------   --------------

4,430,654,644        692,231,782       656,549,434    1,650,793,954


          808                152               928              251


    6,672,341          1,598,806         2,639,414        2,093,048

    4,257,140          2,074,470         1,629,028        1,893,851

    2,103,740                  -           236,419       19,431,267

   13,020,519          8,745,697                 -          327,437

      173,452             36,613            36,059           67,630

--------------      ------------      ------------   --------------

4,456,882,644        704,687,520       661,091,282    1,674,607,438

--------------      ------------      ------------   --------------





   31,607,863            160,283           108,553          310,859

   87,141,179         16,192,318                 -        8,107,697

    2,722,550            822,758           528,744        1,092,334

      352,048             54,851            52,874          134,686

      383,678             90,765            59,577           92,648

--------------      ------------      ------------   --------------

  122,207,318         17,320,975           749,748        9,738,224

--------------      ------------      ------------   --------------

$4,334,675,326      $687,366,545      $660,341,534   $1,664,869,214

==============      ============      ============   ==============





$3,683,467,803      $594,736,109      $643,294,004   $1,361,782,889

   18,883,911          2,730,697        22,377,868        3,025,488

   30,550,198         38,921,235       (63,090,612)     126,817,111

  601,773,414         50,978,504        57,760,274      173,243,726

--------------      ------------      ------------   --------------

$4,334,675,326      $687,366,545      $660,341,534   $1,664,869,214

==============      ============      ============   ==============


        $25.18            $13.95            $16.33           $24.78
       =======            ======            ======           ======

   172,181,737        49,263,644        40,447,067       67,194,095

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)


INVESTMENT INCOME:
INCOME:
  Dividends from affiliates (net of foreign tax withheld of
    $440,188, $0, $0 and $0, respectively) (Note 7).........
  Dividends from non-affiliates (net of foreign tax withheld of $539,881, $683,162, $43,050 and $148,053,
    respectively)...........................................
  Interest..................................................
  Other income..............................................
         Total income.......................................
EXPENSES:
  Investment counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Dividend expense on short sale............................
  Transfer agent fee........................................
  Printing..................................................
  Postage and supplies......................................
  Short sale fees...........................................
  Custodian fee.............................................
  Registration and filing fees..............................
  Trustees' fees............................................
  Professional fees.........................................
  Insurance expense.........................................
  Miscellaneous.............................................
         Total expenses.....................................
         Net investment income..............................

REALIZED AND UNREALIZED GAIN:
Net realized gain(loss):
  Non-affiliated securities.................................
  Affiliated securities (Note 7)............................
  Short sales...............................................
  Options (Note 11).........................................
  Forward currency contracts................................
  Foreign currency transactions.............................
      Net gain(loss)........................................
Change in unrealized gain(loss):
  Securities................................................
  Other assets, liabilities, forwards and options...........
      Change in net unrealized gain.........................
      Net realized and unrealized gain......................
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

PARTNERS FUND   INTERNATIONAL FUND   REALTY FUND   SMALL-CAP FUND
-------------   ------------------   -----------   --------------




$  4,582,398       $     4,125       $21,212,748    $  3,686,303


  24,124,970         4,936,843        4,325,246        2,512,364

   7,586,364         3,599,681          471,207        4,289,839

   1,479,963                 -                -                -

------------       -----------       -----------    ------------

  37,773,695         8,540,649       26,009,201       10,488,506

------------       -----------       -----------    ------------


  15,429,433         4,099,451        3,105,969        6,307,571

   1,991,142           273,297          310,597          774,892

     435,500           429,000                -                -

     364,999            50,062           56,948          142,055

     116,578            22,780           27,402           69,754

     116,123            17,557           28,798           42,175

     215,026            48,866                -                -

     106,090            36,076           11,609           14,996

      22,036            71,627           15,349           22,215

      47,987            23,993           23,993           23,993

      19,527            27,632           15,502           10,183

      29,166             3,898            6,574           12,311

     116,135            27,531           34,772           42,351

------------       -----------       -----------    ------------

  19,009,742         5,131,770        3,637,513        7,462,496

------------       -----------       -----------    ------------

  18,763,953         3,408,879       22,371,688        3,026,010

------------       -----------       -----------    ------------





 102,547,074        27,456,372       (4,139,987)      59,146,377

           -                 -         (107,502)      49,522,444

  (4,526,185)        1,991,743                -                -

           -                 -        1,314,631                -

  14,195,867         8,018,283                -                -

     (24,764)          (12,201)           5,876             (517)

------------       -----------       -----------    ------------

 112,191,992        37,454,197       (2,926,982)     108,668,304

------------       -----------       -----------    ------------


 282,789,963        26,896,514       70,630,021       29,735,194

   4,710,799         5,533,540        1,362,803          319,527

------------       -----------       -----------    ------------

 287,500,762        32,430,054       71,992,824       30,054,721

------------       -----------       -----------    ------------

 399,692,754        69,884,251       69,065,842      138,723,025

------------       -----------       -----------    ------------

$418,456,707       $73,293,130       $91,437,530    $141,749,035

============       ===========       ===========    ============

                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                        PARTNERS FUND
                                                              ---------------------------------
                                                                SIX MONTHS
                                                                  ENDED               YEAR
                                                                 JUNE 30,            ENDED
                                                                   2001           DECEMBER 31,
                                                               (UNAUDITED)            2000
                                                              --------------     --------------
OPERATIONS:
 Net investment income......................................  $   18,763,953     $   25,217,617
 Net gain(loss).............................................     112,191,992        (99,511,670)
 Change in net unrealized gain(loss)........................     287,500,762        709,158,244
                                                              --------------     --------------
   Net increase(decrease) in net assets resulting from
     operations.............................................     418,456,707        634,864,191
                                                              --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income.................................               -        (24,974,395)
 From net realized gain on investments......................               -       (260,860,703)
 From return of capital.....................................               -                  -
                                                              --------------     --------------
   Net decrease in net assets resulting from
     distributions..........................................               -       (285,835,098)
                                                              --------------     --------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares...........................     458,020,949        660,029,511
 Net asset value of shares issued to shareholders for
   reinvestment of shareholder distributions................               -        271,468,699
 Cost of shares redeemed....................................    (293,795,583)    (1,150,643,520)
                                                              --------------     --------------
   Net increase in net assets from fund share
     transactions...........................................     164,225,366       (219,145,310)
                                                              --------------     --------------
   Total increase(decrease) in net assets...................     582,682,073        129,883,783
NET ASSETS:
 Beginning of period........................................   3,751,993,253      3,622,109,470
                                                              --------------     --------------
 End of period..............................................  $4,334,675,326     $3,751,993,253
                                                              ==============     ==============
 Undistributed net investment income(loss) included in net
   assets at end of period..................................     $18,883,911           $144,561
                                                              ==============     ==============


                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

     INTERNATIONAL FUND                 REALTY FUND                    SMALL-CAP FUND
-----------------------------   ----------------------------   -------------------------------
 SIX MONTHS                      SIX MONTHS                      SIX MONTHS
   ENDED            YEAR           ENDED           YEAR            ENDED             YEAR
  JUNE 30,         ENDED          JUNE 30,         ENDED          JUNE 30,          ENDED
    2001        DECEMBER 31,        2001       DECEMBER 31,         2001         DECEMBER 31,
(UNAUDITED)         2000        (UNAUDITED)        2000         (UNAUDITED)          2000
------------   --------------   ------------   -------------   --------------   --------------


$ 3,408,879    $  11,283,656    $22,371,688    $ 10,676,574    $   3,026,010    $    2,915,099

 37,454,197       53,620,421     (2,926,982)    (33,840,615)     108,668,304        24,459,327

 32,430,054        7,827,331     71,992,824     101,994,057       30,054,721       128,714,632

------------   -------------    ------------   ------------    --------------   --------------


 73,293,130       72,731,408     91,437,530      78,830,016      141,749,035       156,089,058

------------   -------------    ------------   ------------    --------------   --------------


          -      (12,169,232)             -     (10,678,392)               -        (2,948,800)

          -      (69,603,215)             -               -                -        (7,278,192)

          -                -              -      (8,007,097)               -                 -

------------   -------------    ------------   ------------    --------------   --------------

          -      (81,772,447)             -     (18,685,489)               -       (10,226,992)

------------   -------------    ------------   ------------    --------------   --------------


257,486,108      233,125,870     38,313,048      70,785,334      153,752,958       316,532,626


          -       77,440,353              -      17,661,209                -         9,573,307

(47,918,037)    (190,632,936)   (92,607,424)   (168,703,217)    (107,606,206)     (424,667,789)

------------   -------------    ------------   ------------    --------------   --------------

209,568,071      119,933,287    (54,294,376)    (80,256,674)      46,146,752       (98,561,856)

------------   -------------    ------------   ------------    --------------   --------------

282,861,201      110,892,248     37,143,154     (20,112,147)     187,895,787        47,300,210


404,505,344      293,613,096    623,198,380     643,310,527    1,476,973,427     1,429,673,217

------------   -------------    ------------   ------------    --------------   --------------

$687,366,545   $ 404,505,344    $660,341,534   $623,198,380    $1,664,869,214   $1,476,973,427

============   =============    ============   ============    ==============   ==============


 $2,730,697        $(666,885)   $22,377,868          $    -       $3,025,488            $    -
 ============   =============    ============   ============    ==============   ==============


                       See Notes to Financial Statements.

                            LONGLEAF PARTNERS FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Longleaf Partners Fund, The Longleaf Partners International Fund, The Longleaf Partners Realty Fund and The Longleaf Partners Small-Cap Fund ("The Funds") are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. Capitalization for each fund was provided by principals of Southeastern Asset Management, Inc., the Investment Counsel.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates
The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation
  (1) Portfolio securities listed or traded on a securities exchange, on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close.
  (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the last representative sales price, if available, or at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
  (3) Option contracts are marked-to-market daily. Listed options are valued at the latest closing price. If there are no transactions that day, the options are valued at the midpoint between the closing bid and ask prices. Over-the-counter options are valued as determined in good faith under procedures established by the Funds' trustees.
  (4) When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market of the investment existed.

Accounting for Investments
The Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is informed of the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
The Funds may execute forward currency contracts to reduce their exposure to currency risk on portfolio investments denominated in foreign currency. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and subject to distribution at our excise tax year-end date.

Options
Upon the purchase of a put or call option, the premium paid is recorded as an investment. When the Funds write a put or a call option, the premium received by the Funds is recorded as a liability. When a purchased option expires, a loss is recognized for the cost of the option. When a written option expires, a gain is realized for the premium received. When the Funds enter into a closing sale transaction, a gain or loss is recognized based on the difference between the proceeds of the closing transaction and the cost of the option. When an option is exercised, the cost of securities acquired or the proceeds from securities sold is adjusted by the premium amount.

Risk of Forward Currency Contracts and Options
The Funds generally use forward currency contracts and options for hedging purposes to reduce market risks. However, when used separately, forward currency contracts and options have risks. For example, the price movements of the options and forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for options or forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds' custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

NOTE 3. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net
  assets....................................    1.00%
In excess of $400 million...................     .75%

The Realty Fund fee is calculated on the same basis at 1.00% per annum on all asset levels.

For the Partners, Small-Cap and Realty Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated at 1.5% per annum on all asset levels. For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current period.

NOTE 4. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of equity securities for the period (excluding short-term obligations) are summarized below:

                       PARTNERS FUND    INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
                       --------------   ------------------   ------------   --------------
    Purchases          $  262,933,980      $202,023,545      $ 27,699,830    $181,780,166
    Sales                 424,348,641       101,915,506        46,265,474     419,401,890

NOTE 6. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

                                SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
                          -------------------------------------------------------
                           PARTNERS     INTERNATIONAL     REALTY       SMALL-CAP
                             FUND           FUND           FUND          FUND
                          -----------   -------------   -----------   -----------
    Shares sold.........   19,314,102    19,306,602       2,562,208     6,491,583
    Shares redeemed.....  (12,379,906)   (3,596,331)     (6,220,745)   (4,582,825)
                          -----------    ----------     -----------   -----------
                            6,934,196    15,710,271      (3,658,537)    1,908,758
                          ===========    ==========     ===========   ===========

                                       YEAR ENDED DECEMBER 31, 2000
                          -------------------------------------------------------
                           PARTNERS     INTERNATIONAL     REALTY       SMALL-CAP
                             FUND           FUND           FUND          FUND
                          -----------   -------------   -----------   -----------
    Shares sold.........   32,045,546     16,938,098      5,559,971    15,638,875
    Reinvestment of
      shareholder
      distribution......   12,719,810      6,401,785      1,243,747       434,727
    Shares redeemed.....  (56,287,089)   (14,218,490)   (13,387,607)  (21,569,242)
                          -----------    -----------    -----------   -----------
                          (11,521,733)     9,121,393     (6,583,889)   (5,495,640)
                          ===========    ===========    ===========   ===========

NOTE 7. AFFILIATED COMPANIES

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as "affiliated" if a Fund owns five percent or more of its voting stock. At June 30, 2001, each Fund held at least five percent of the outstanding voting stock of the following companies:

                                                                 %
                                                            OUTSTANDING
                                                           SHARES OF THE
                                                              COMPANY
                                                           -------------
PARTNERS FUND
  The NipponKoa Insurance Company, Ltd.                         5.8
  Pioneer Natural Resources Company                            11.0
  Rayonier Inc.                                                10.7
  UCAR International, Inc.                                      9.8
INTERNATIONAL FUND
  Brierley Investments Limited                                  7.6
  Gendis Inc. (Note 8)                                         20.0
  O&Y Properties Corporation (Note 8)                          11.0
REALTY FUND
  Bay View Capital Corporation                                  6.9
  Beacon Capital Partners, Inc. (Note 8)                        8.7
  Deltic Timber Corporation                                     5.5
  Excel Legacy Corporation (Note 8)                            25.4
  Getty Realty Corp.                                            7.5
  IHOP Corp.                                                    5.7
  Prime Group Realty Trust                                     16.8
  TimberWest Forest Corp.                                       6.0
  Wyndham International, Inc. Voting Trust (Note 8)             9.5

                                                                 %
                                                            OUTSTANDING
                                                           SHARES OF THE
                                                              COMPANY
                                                           -------------
SMALL-CAP FUND
  Alleghany Corporation                                         5.2
  Deltic Timber Corporation                                     7.1
  Fleming Companies, Inc.                                       9.2
  Genlyte Group Incorporated                                   18.1
  Hilb, Rogal and Hamilton Company                             11.8
  IHOP Corp.                                                    9.1
  Ralcorp Holdings, Inc.                                        9.9
  Thomas Industries, Inc.                                      11.2
  TimberWest Forest Corp.                                      10.7
  USG Corporation                                               7.1
  U.S. Industries, Inc.                                        11.0
  Wyndham International, Inc. -- Class A                        5.2

NOTE 8. ILLIQUID OR RESTRICTED SECURITIES

The Realty Fund holds Beacon Capital Partners, Inc. ("Beacon") shares acquired in a private placement which closed March 17, 1998. The registration statement for the Beacon shares became effective on November 13, 1998, but no regular trading market in the shares has developed. At June 30, 2001, the Realty Fund held 1,885,000 shares of Beacon carried at $10,179,000 or $5.40 per share.

On July 1, 1999, Beacon paid a distribution of $9,013,144 in the form of 91,994 units of Wyndham International, Inc. Voting Trust (the "Wyndham Voting Trust"). The Wyndham Voting Trust structure allows Beacon Capital Partners to retain voting authority with respect to their investment in Wyndham International without jeopardizing their REIT status. The Wyndham Voting Trust units are not registered and are subject to transfer restrictions.

Since inception, the Wyndham Voting Trust has paid distributions in cash and additional trust units. At June 30, 2001 the 157,079 total Wyndham Voting Trust units are carried at $12,566,320 or $80.00 per unit.

The Realty Fund also owns 15,605,900 shares of Excel Legacy Corp. common stock, representing 25.4% of the total outstanding shares of the Company. Of this amount, 14,900,000 shares were originally acquired through a private placement from the company of preferred shares which were later converted to common shares. Due to the Fund's large ownership stake and limited trading volume, a portion of this position may be illiquid.

Beacon, the Wyndham Voting Trust and Excel Legacy are valued in good faith under guidelines established by the Board of Trustees. These investments represent 7.8% of the Realty Fund's net assets at June 30, 2001.

The International Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 20.0% of the total outstanding shares of the company and 4,671,600 shares of O&Y Properties Corporation representing 11.0% of the total outstanding shares of the Company. Due to the limited trading volume and the Fund's large ownership stakes, a portion of these positions may be illiquid. Gendis and O&Y represent 4.4% of the International Fund's net assets at June 30, 2001.

NOTE 9. RELATED OWNERSHIP

At June 30, 2001, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

                                       Shares Owned   Percent of Fund
                                       ------------   ---------------
International Fund...................   5,221,314          10.6%
Realty Fund..........................   4,960,150          12.3
Small-Cap Fund.......................   3,421,702           5.1

NOTE 10. COLLATERAL

Securities with the following aggregate value were segregated to collateralize portfolio obligations at June 30, 2001:

                                                            Value of
                                                           Segregated
                                     Obligation              Assets
                             ---------------------------  ------------
Partners Fund..............  Forward currency contracts   $221,100,000
International Fund.........  Forward currency contracts    273,195,890
                             Short sale obligation          62,232,420
Small-Cap Fund.............  Forward currency contracts     52,350,000

NOTE 11. PUT OPTIONS WRITTEN

The Realty Fund had the following written option transactions for the six months ended June 30, 2001:

                                             Number of     Premiums
                                             Contracts     Received
                                             ---------    -----------
Options outstanding at December 31, 2000...     8,461     $ 2,581,033
Options expired............................    (8,461)     (2,581,033)
Options written............................     8,461       1,946,030
Options closed.............................    (8,461)     (1,946,030)
                                              -------     -----------
Options outstanding at June 30, 2001.......         -     $         -
                                              -------     -----------

                           (Intentionally Left Blank)

                                     (LOGO)

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

                                                                  NET
                                                                 GAINS
                                                                 (LOSS)
                                        NET                        ON                                 DISTRI-
                                       ASSET                   SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                       VALUE         NET        REALIZED       FROM       FROM NET     FROM
                                     BEGINNING    INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL
                                     OF PERIOD      INCOME     UNREALIZED   OPERATIONS     INCOME      GAINS
                                    -----------   ----------   ----------   ----------   ----------   -------
PARTNERS FUND
Six months ended June 30, 2001
  (Unaudited).....................    $22.71        $ .11        $ 2.36       $ 2.47       $    -     $    -
Year ended December 31,
    2000..........................     20.49          .15          3.94         4.09         (.15)     (1.72)
    1999..........................     24.39          .28           .34          .62         (.29)     (4.23)
    1998..........................     25.98          .25          3.22         3.47         (.25)     (4.81)
    1997..........................     22.85          .21          6.24         6.45         (.21)     (3.11)
    1996..........................     21.15          .38          4.08         4.46         (.38)     (2.38)
INTERNATIONAL FUND
Six months ended June 30, 2001
  (Unaudited).....................     12.06          .08          1.81         1.89            -          -
Year ended December 31,
    2000..........................     12.02          .35          2.70         3.05         (.38)     (2.63)
    1999..........................      9.97          .06          2.38         2.44         (.06)      (.33)
October 26, 1998 (Initial Public
    Offering) through December 31,
    1998..........................      9.15(c)       .01           .82          .83         (.01)         -
REALTY FUND
Six months ended June 30, 2001
  (Unaudited).....................     14.13          .55          1.65         2.20            -          -
Year ended December 31,
    2000..........................     12.69          .37          1.51         1.88         (.25)         -
    1999..........................     14.55          .36         (1.88)       (1.52)        (.23)         -
    1998..........................     17.35          .44         (2.70)       (2.26)        (.43)         -
    1997..........................     13.97          .09          4.06         4.15         (.09)      (.64)
    1996..........................     10.00          .03          4.04         4.07         (.04)      (.05)
SMALL-CAP FUND
Six months ended June 30, 2001
  (Unaudited).....................     22.62          .05          2.11         2.16            -          -
Year ended December 31,
    2000..........................     20.20          .05          2.53         2.58         (.05)      (.11)
    1999..........................     21.95          .08           .79          .87         (.08)     (2.54)
    1998..........................     22.18          .17          2.54         2.71         (.17)     (2.77)
    1997..........................     17.86          .18          5.01         5.19         (.18)      (.69)
    1996..........................     14.46          .02          4.41         4.43         (.02)     (1.01)

(a) Annualized
(b) Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c) Capitalized on August 12, 1998 at $10.00.
(d) Aggregate, not annualized.
(e) Expenses presented net of fee waiver. For the International Fund, the expense ratio before the waiver was 1.76% and 2.65% in 1999 and 1998, respectively. In 2001 and 2000, the expense ratio for expenses subject to the waiver was 1.69% and 1.74%, respectively (Note 3). The Realty Fund's expense ratio in 1996 before the waiver was 1.60%.

                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS


                                                       RATIO OF
                     NET                               EXPENSES    RATIO OF
                    ASSET                NET ASSETS       TO          NET
RETURN     TOTAL    VALUE                  END OF      AVERAGE     INCOME TO    PORTFOLIO
  OF      DISTRI-   END OF     TOTAL       PERIOD        NET        AVERAGE     TURNOVER
CAPITAL   BUTIONS   PERIOD   RETURN(B)   (THOUSANDS)    ASSETS    NET ASSETS      RATE
-------   -------   ------   ---------   -----------   --------   -----------   ---------
$    -    $    -    $25.18     10.88%(d) $4,334,675       .94%        .94%(a)      7.22%
     -     (1.87)    22.71     20.60      3,751,993       .93         .75%        20.48
     -     (4.52)    20.49      2.18      3,622,109       .92        1.16         50.39
     -     (5.06)    24.39     14.28      3,685,300       .93        1.12         43.78
     -     (3.32)    25.98     28.25      2,605,070       .94         .81         38.07
     -     (2.76)    22.85     21.02      2,300,079       .95        1.61         33.18
     -         -     13.95     15.67(d)     687,367      1.78(e)     1.25(a)      23.79
           (3.01)    12.06     25.93        404,505    1.79(e)       3.36         69.40
     -      (.39)    12.02     24.37        293,613    1.75(e)        .60         50.32
     -      (.01)     9.97      9.02(d)      75,572      1.75(a)(e)     .10(a)    24.05
     -         -     16.33     15.57(d)     660,342      1.17        7.20(a)       4.60
  (.19)     (.44)    14.13     14.77        623,198      1.18        3.99          2.66
  (.11)     (.34)    12.69    (10.45)       643,311      1.17        1.42         22.64
  (.11)     (.54)    14.55    (12.98)       775,696      1.17        3.44         21.55
  (.04)     (.77)    17.35     29.73        737,302      1.20         .75         28.66
  (.01)     (.10)    13.97     40.69        156,009      1.50(e)      .92          4.28
     -         -     24.78      9.55(d)   1,664,869       .96         .39(a)      13.45
     -      (.16)    22.62     12.80      1,476,973       .98         .24         21.94
     -     (2.62)    20.20      4.05      1,429,673       .97         .38         47.48
     -     (2.94)    21.95     12.71      1,355,364      1.01         .87         52.51
     -      (.87)    22.18     29.04        915,259      1.09        1.18         16.95
     -     (1.03)    17.86     30.64        252,157      1.23         .18         27.97

                               SERVICE DIRECTORY

                   CONTACT US AT WWW.LONGLEAFPARTNERS.COM OR
                                 (800) 445-9469

FUND INFORMATION                                                        OPTION 1
To request a prospectus, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES                                                       OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION                                                     OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES                                                   OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By U.S. Mail:
Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By Overnight Courier:
Longleaf Partners Funds
c/o PFPC
4400 Computer Drive
Westborough, MA 01581
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Mary Williamson or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                  TRANSFER AGENT
ABBREVIATION   SYMBOL    CUSIP     FUND NUMBER
-------------  ------  ---------  --------------
  Partners     LLPFX   543069108       133
    Intl       LLINX   543069405       136
   Realty      LLREX   543069306       135
   Sm-Cap      LLSCX   543069207       134

                         TRUSTEES AND SERVICE PROVIDERS

Trustees
  O. Mason Hawkins, Chairman
  Chairman of the Board and CEO
  Southeastern Asset Management, Inc.
  Memphis, Tennessee

  Chadwick H. Carpenter, Jr.
  Private Investor and Consultant
  Boston, Massachusetts

  G. Staley Cates
  President
  Southeastern Asset Management, Inc.
  Memphis, Tennessee

  Margaret H. Child
  Director of Business Development for a
  Boston law firm
  Boston, Massachusetts

  Daniel W. Connell, Jr.
  Senior Vice President--Marketing
  Jacksonville Jaguars, Ltd.
  Jacksonville, Florida

  Steven N. Melnyk
  Private Investor and Consultant
  Jacksonville, Florida

  C. Barham Ray
  Chairman of the Board
  SSM Corporation
  Memphis, Tennessee

Investment Counsel
  Southeastern Asset Management, Inc.
  Memphis, Tennessee

Transfer Agent
  PFPC, Inc.
  Westborough, Massachusetts

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert
  Washington D.C.

Independent Public Accountants
  PricewaterhouseCoopers LLP
  Baltimore, Maryland

                           Longleaf Partners Funds (SM)
                                    c/o PFPC
                                 P.O. Box 9694
                           Providence, RI 02940-9694
                                 (800) 445-9469
                            www.longleafpartners.com